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                                                                 EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the registration statement of
WellPoint Health Networks Inc., on Form S-3 (File No. 333-     ) of our report
dated February 14, 1997, on our audits of the consolidated financial statements of WellPoint Health Networks Inc. We also consent to the reference our firm under the caption "Experts."




COOPERS & LYBRAND L.L.P.



Los Angeles, California
July 16, 1997